                                                                    EXHIBIT 24.1


                               RESOLUTION OF THE
                               -----------------
                             BOARD OF DIRECTORS OF
                             ---------------------
                               PG&E CORPORATION
                               ----------------

                                 April 5, 2001
                                 -------------

          WHEREAS, the Audit Committee of this Board of Directors has reviewed the audited consolidated financial statements for this corporation for the year ended December 31, 2000, and has recommended to the Board that such financial statements be included in the corporation's Annual Report on Form 10-K for the year ended December 31, 2000, to be filed with the Securities and Exchange Commission;

          BE IT RESOLVED that each of LESLIE H. EVERETT, LINDA Y.H. CHENG, WONDY
S. LEE, ERIC MONTIZAMBERT, GARY P. ENCINAS, and KATHLEEN HAYES is hereby authorized to sign on behalf of this corporation and as attorneys in fact for the Chairman of the Board, President, and Chief Executive Officer, the Senior Vice President, Chief Financial Officer, and Treasurer, and the Vice President and Controller of this corporation the Form 10-K Annual Report for the year ended December 31, 2000, required by Section 13 or 15(d) of the Securities Exchange Act of 1934 and all amendments and other filings or documents related thereto to be filed with the Securities and Exchange Commission, and to do any and all acts necessary to satisfy the requirements of the Securities Exchange Act of 1934 and the regulations of the Securities and Exchange Commission adopted thereunder with regard to said Form 10-K Annual Report.

          I, LINDA Y.H. CHENG, do hereby certify that I am an Assistant Corporate Secretary of PG&E CORPORATION, a corporation organized and existing under the laws of the State of California; that the above and foregoing is a full, true, and correct copy of a resolution which was duly adopted by the Board of Directors of said corporation at a meeting of said Board which was duly and regularly called and held at the office of said corporation on April 5, 2001; and that this resolution has never been amended, revoked, or repealed, but is still in full force and effect.

          WITNESS my hand and the seal of said corporation hereunto affixed this 11th day of April, 2001.


                                        LINDA Y.H. CHENG
                                        -------------------------------
                                        Linda Y.H. Cheng
                                        Assistant Corporate Secretary
                                        PG&E CORPORATION



C  O  R  P  O  R  A  T  E

       S  E  A  L

                               RESOLUTION OF THE
                               -----------------
                             BOARD OF DIRECTORS OF
                             ---------------------
                       PACIFIC GAS AND ELECTRIC COMPANY
                       --------------------------------

                                 April 5, 2001
                                 -------------

          WHEREAS, the Audit Committee of this Board of Directors has reviewed the audited consolidated financial statements for this company for the year ended December 31, 2000, and has recommended to the Board that such financial statements be included in the company's Annual Report on Form 10-K for the year ended December 31, 2000, to be filed with the Securities and Exchange Commission;

          BE IT RESOLVED that each of LESLIE H. EVERETT, LINDA Y.H. CHENG, WONDY
S. LEE, ERIC MONTIZAMBERT, GARY P. ENCINAS, and KATHLEEN HAYES is hereby authorized to sign on behalf of this company and as attorneys in fact for the President and Chief Executive Officer and the Senior Vice President - Chief Financial Officer, and Treasurer, and the Vice President - Controller of this company the orm 10-K Annual Report for the year ended December 31, 2000, required by Section 13 or 15(d) of the Securities Exchange Act of 1934 and all amendments and other filings or documents related thereto to be filed with the Securities and Exchange Commission, and to do any and all acts necessary to satisfy the requirements of the Securities Exchange Act of 1934 and the regulations of the Securities and Exchange Commission adopted thereunder with regard to said Form 10-K Annual Report.

          I, LINDA Y.H. CHENG, do hereby certify that I am Senior Assistant Corporate Secretary of PACIFIC GAS AND ELECTRIC COMPANY, a corporation organized and existing under the laws of the State of California; that the above and foregoing is a full, true, and correct copy of a resolution which was duly adopted by the Board of Directors of said corporation at a meeting of said Board which was duly and regularly called and held on April 5, 2001; and that this resolution has never been amended, revoked, or repealed, but is still in full force and effect.

          WITNESS my hand and the seal of said corporation hereunto affixed this 11th day of April, 2001.


                                   LINDA Y.H. CHENG
                                   ----------------------------------
                                   Linda Y.H. Cheng
                                   Senior Assistant Corporate Secretary
                                   PACIFIC GAS AND ELECTRIC COMPANY



C  O  R  P  O  R  A  T  E

       S  E  A  L